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                     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                    of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  ORANGE AND ROCKLAND UTILITIES, INC.
.................................................................
         (Name of Registrant as Specified In Its Charter)

                  ORANGE AND ROCKLAND UTILITIES, INC.
.................................................................
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ ] $125  per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500  per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       .............................................................

    2) Aggregate number of securities to which transaction applies:

       .............................................................

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

       .............................................................

    4) Proposed maximum aggregate value of transaction:

       .............................................................


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid: ......................................

    2) Form, Schedule or Registration Statement No. .................

    3) Filing Party: ................................................

    4) Date Filed: ..................................................

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* Set forth the amount on which the filing fee is calculated and state how it was determined.


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WE HAVE BEEN ENDEAVORING TO REACH YOU REGARDING THE MATTER
MENTIONED IN THE ENCLOSED MATERIAL. IN ORDER TO AVOID FURTHER
EXPENSE WE ASK THAT YOU PROMPTLY SIGN AND RETURN THE ENCLOSED
PROXY CARD. IF YOU HAVE ANY QUESTIONS KINDLY TELEPHONE

                                            AT (800-566-9058).


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                   ORANGE AND ROCKLAND UTILITIES, INC.
       COMMON STOCK PROXY FOR ADJOURNED ANNUAL MEETING, JUNE 10, 1994
            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned, revoking all previous proxies, hereby appoints H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE, and each of them, proxies, with power of substitution to each to vote and act at the adjourned annual meeting of ORANGE AND ROCKLAND UTILITIES, INC. to be held at 75 West Route 59, Spring Valley, New York, on Friday, June 10, 1994, at 2:00 P.M., and at any adjournments thereof, on and with respect to the Common Stock of the undersigned, or on and with respect to which the undersigned is entitled to vote or act, as indicated on the reverse side, and as set forth in the notice and proxy statement dated April 6, 1994.

          (Continued, and to be dated and signed, on other side)

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EVERY PROPERLY SIGNED PROXY WILL BE VOTED (OR NOT VOTED) IN ACCORDANCE WITH
SPECIFICATIONS MADE BELOW, AND WILL BE VOTED FOR THE ELECTION OF ALL PERSONS NAMED AND FOR THE ACTIONS PROPOSED IF NO INSTRUCTIONS ARE INDICATED.

                                                      I Plan to attend
                                                           Meeting        / /

       --------------   --------------
          COMMON            D.R.S.
The Board of Directors recommends a vote FOR each of the following proposals.

\        \         \         \          \           \
I\tem 1--T\o elect t\he follow\ing three \directors  \
3-\Year Ter\m--J.F. C\reamer   \          \           \
   \        \  K.D. Mc\Pherson  \          \           \
    \        \ L.C. Tal\iaferro  \          \           \
     \        \         \         \          \           \
To wit\hhold au\thority t\o vote fo\r any indi\vidual nomi\nee(s), print that
nominee\'s name \below:   \         \          \           \
        \        \         \         \          \           \
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                                                       FOR    AGAINST   ABSTAIN
Item 2--To remove James F. Smith from the
Board of Directors for cause:                          / /      / /       / /

\       \        \         \         \         \      \        \        \
I\tem 3--\To appoi\nt Arthur\ Andersen\ & Co. as\      \        \        \
in\depende\nt publi\c account\ants for \1994.    \     /\/      /\/      /\/
   \       \        \         \         \         \      \        \        \

Item 4--In their discretion, the proxies are authorized to act on such other matters as may properly come before the meeting or any adjournments thereof.



All powers may be exercised by a majority of said proxies or said substitutes voting or acting or, if only one votes and acts, then by that one.

Dated:--------------------------------------------------, 1994


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                         Signature

- --------------------------------------------------------------
                         Signature

(NOTE: Signature should agree with name imprinted hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. If stock is registered in more than one name, each joint owner should sign.)

IMPORTANT: PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.